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                       SANFORD C. BERNSTEIN FUND, INC.

      Supplement dated July 10, 2000 filed pursuant to Rule 497(e) of the Securities Exchange Act of 1933 to the Regular Prospectus, Fixed-Income
 Institutional Services and International Institutional Services Prospectuses each dated February 1, 2000 pursuant to Post-Effective Amendment No. 21 (File Nos. 33-21844; 811-5555), which was filed with the Securities and
                   Exchange Commission on January 28, 2000.

      The section under the heading "Fund Management" is amended to include the following:

      Sanford C. Bernstein & Co., Inc.'s parent company, Sanford C. Bernstein Inc., a Delaware holding company, entered into an agreement on June 20, 2000 with Alliance Capital Management L.P. pursuant to which Bernstein will combine with Alliance. No changes in people or investment process by either firm are contemplated. The transaction is expected to close in the fourth quarter 2000. Since the transaction is in the form of an acquisition by Alliance, the Fund will seek, prior to the closing, its shareholders' consents in connection with the continuing provision of investment management services to the Fund.

      Alliance, with assets under management totaling $394 billion at March 31, 2000, manages retirement assets for public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. It is also a mutual fund sponsor with a family of diversified portfolios distributed globally.


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                       SANFORD C. BERNSTEIN FUND, INC.

      Supplement dated July 10, 2000 filed pursuant to Rule 497(e) of the Securities Exchange Act of 1933 to the Statement of Additional Information
   dated February 1, 2000 pursuant to Post-Effective Amendment No. 21 (File Nos. 33-21844; 811-5555), which was filed with the Securities and Exchange
                         Commission on January 28, 2000.

      The section under the heading "Manager and Distributor" is amended to include the following:

      Sanford C. Bernstein & Co., Inc.'s parent company, Sanford C. Bernstein Inc., a Delaware holding company, entered into an agreement on June 20, 2000 with Alliance Capital Management L.P. pursuant to which Bernstein will combine with Alliance. No changes in people or investment process by either firm are contemplated. The transaction is expected to close in the fourth quarter 2000. Since the transaction is in the form of an acquisition by Alliance, the Fund will seek, prior to the closing, its shareholders' consents in connection with the continuing provision of investment management services to the Fund.

      Alliance, with assets under management totaling $394 billion at March 31, 2000, manages retirement assets for public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. It is also a mutual fund sponsor with a family of diversified portfolios distributed globally. At June 30, 2000, approximately 35.3% of Alliance was owned by Alliance Capital Management Holding L.P., and approximately 62.5% of Alliance was owned directly and indirectly by AXA Financial, Inc. AXA Financial's indirect wholly-owned subsidiary, Alliance Capital Management Corporation, is the general partner of Alliance. AXA, a French insurance holding company owned, as of June 30, 2000, approximately 60.3% of the issued and outstanding shares of the common stock of AXA Financial.